                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1638
                                     DATED: JANUARY 13, 1998


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Fed Funds (Prior Day H.15)


INDEX MATURITY:           One Day


TRADE DATE:               January 13, 1998


SETTLEMENT DATE:          January 16, 1998


MATURITY DATE:            January 18, 2000


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.200% (Plus twenty bps)


COMMISSION:               0.175%


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily, commencing with the First Payment


INTEREST PAYMENT DATES:   1/19/99, 4/18/99, 7/18/99, 10/18/99 and Maturity, subject to Following
                          Business Day Convention. (Note: first payment is fixed, subsequent payments are floating.)


INITIAL INTEREST RATE:    5.63%


FORM:                     Book-entry




                                         CUSIP # 59018SZH0
                                         PRINCIPAL $110,000,000.00